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ERNST & YOUNG LLP        Certified Public Accountants        Phone: 305 358 4111
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EXHIBIT 1 TO FORM 8-K


May 25, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20459

Gentlemen:

We have read Item 4 of Form 8-K dated May 27, 1999, of Ramsay Youth Services, Inc. and are in agreement with the statements contained in the second, third, and fourth paragraphs on pages 1 and 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                           Ernst & Young LLP

                                           /s/ Ernst & Young LLP







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